CERTIFICATION OF CHIEF EXECUTIVE OFFICER AND
CHIEF FINANCIAL OFFICER
PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the accompanying Annual Report on Form 10-KSB of Tryx Ventures Corp. for the year ended March 31, 2005, I certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, to my knowledge, that:

(1)	the Annual Report on Form 10-KSB of Tryx Ventures Corp. for the year ended March 31, 2005 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)
the information contained in the Annual Report on Form 10-KSB for the year ended March 31, 2005, fairly presents in all material respects, the financial condition and results of operations of Tryx Ventures, Inc.

By:	/s/ Alessandra Bordon
Name:	Alessandra Bordon
Title:	President, Chief Executive Officer, and Director
Date:	July 8, 2005

By:                                                                                                                /s/   Franco Perrotta

Name:                                                                                                                   Franco Perrotta

Title:                                                                                                                     Chief Financial Officer and Director

Date:                                                                                                                     July 8, 2005